                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential,  for Use of the Commission  Only (as permitted by Rule
14a-6(e)(2))

      | |   Definitive Proxy Statement

      |X|   Definitive Additional Materials

      | |   Soliciting Material Under Rule 14a-12

                      PIONEER TAX ADVANTAGED BALANCED TRUST
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                (Name of Registrant as Specified in Its Charter)

                             WESTERN INVESTMENT LLC
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                MATTHEW S. CROUSE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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            Fee paid previously with preliminary materials:

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      | |   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid

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      (2)   Form, Schedule or Registration Statement No:

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      (3)   Filing Party:

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      (4)   Date Filed:

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      Western Investment LLC ("Western"), together with the other with the other participants  named herein,  is filing materials  contained in this Schedule 14A with  the  Securities  and  Exchange  Commission  (the  "SEC")  relating  to the definitive proxy statement (the "Proxy  Statement") and accompanying proxy cards filed with the SEC on May 10, 2007 and to be used in connection  with the annual meeting of stockholders of Pioneer Tax Advantaged Balanced Trust (the "Company")
scheduled to be held on June 8, 2007 (the "Annual Meeting"), to solicit votes in support of the  election of Western's  slate of director  nominees at the Annual
Meeting.  Western  urges  stockholders  to read the Proxy  Statement  because it contains important information.

PRESS RELEASE

            WESTERN INVESTMENT LLC NOMINEES RECEIVE BACKING OF MAJOR
           PROXY ADVISORS IN BID FOR SEATS ON PIONEER TAX ADVANTAGED
                        BALANCED TRUST (NYSE:PBF) BOARD

NEW  YORK  (May  29,  2007)  Western   Investment   today  announced  that  both
Institutional  Shareholder  Services,  Inc. and Glass, Lewis & Co.,  influential
providers  of  voting  advisory   services  to  mutual  funds  and  other  major
institutional investors,  have recommended that clients vote their common shares of  Pioneer  Tax  Advantaged  Balanced  Trust  (NYSE-PBF)  on the GOLD proxy for
Western  Investment's  slate of director  nominees at the PBF Annual  Meeting of
Shareholders scheduled for June 8th.

In making its recommendation,  ISS noted that 'the persistence of a double-digit
NAV  discount  for such a sustained  period  leads one to conclude  that the NAV discount  is  directly  attributable  to  the  market's  view  of  the  fund  or unwillingness  of the Fund's  board to address  the  discount  to NAV.' ISS also concluded that  `Western's  nominees may bring new insights to narrow the Fund's discount more effectively than the other nominees proposed by management and Mr.
Bradshaw.'

Glass  Lewis  indicated  that  'the  participation  of a  significant  long-term shareholder on the board of trustees could be beneficial for shareholders'  and, citing Western  Investment's 'track record of effecting positive change at other closed end funds that were trading at substantial  NAV  discounts,'  stated that
Western Investment's  presence 'on the Fund's board will provide the shareholder the opportunity to review with the other trustees all alternatives  available to the Fund to reduce the NAV discount associated with its shares.'

Art Lipson, Managing Member of Western Investment,  commented: `We are gratified that both ISS and Glass Lewis have recognized that a steep and persistent market discount  to NAV is a  disservice  to PBF  shareholders.  We  believe  that  the unanimous  support of both ISS and Glass Lewis for our  position  is  enormously significant.  If elected,  we fully intend to work with our fellow board members to improve PBF's performance and reduce or eliminate the market discount to NAV.
Since the Annual  Meeting is only days away, we are urging PBF  shareholders  to
have  their  shares  voted  by  following  the  internet  or  telephone   voting
instructions  on their GOLD proxy card.  Both ISS and Glass Lewis,  professional organizations whose businesses are based on carefully analyzing these situations and making  recommendations  that influence the voting of literally trillions of dollars of equity  capital,  are advising  their clients to vote their shares on the GOLD proxy.'

'It is  important  for every  shareholder  to know that even if you have already voted another proxy,  you have every right to change your mind and vote the GOLD card today. The LAST vote you send in is the only one that will count, so please vote your shares today.'

CERTAIN INFORMATION CONCERNING WESTERN INVESTMENT

Western  Investment  LLC  ("Western   Investment"),   together  with  the  other
Participants (as defined below),  has made a definitive filing with the SEC of a proxy statement (the "Proxy Statement") and accompanying proxy cards to be used, among other things,  to solicit votes for the approval of certain matters at the annual  meeting (the "Annual  Meeting") of the Pioneer Tax  Advantaged  Balanced
Trust (the "Trust") scheduled for June 8, 2007 and in support of the election of the Participants' slate of director nominees at the Annual Meeting.

Western  Investment  advises all  stockholders  of the Company to read the Proxy
Statement  and other  proxy  materials  relating  to the Annual  Meeting as they
become  available  because  they  contain  important  information.   Such  proxy
materials   are   available   at  no   charge   on  the   SEC's   web   site  at
http://www.sec.gov.  In addition,  the  Participants  in the  solicitation  will provide copies of the proxy materials,  without charge,  upon request.  Requests for copies should be directed to the  Participants'  proxy solicitor,  Innisfree
M&A Incorporated, at its toll-free number: (877) 825-8619.

The  Participants  in the proxy  solicitation  are Western  Investment,  Western
Investment  LLC, Arthur D. Lipson,  Western  Investment  Activism  Partners LLC,
Western  Investment Total Return Master Fund Ltd.,  Benchmark Plus Institutional
Partners,  L.L.C.,  Benchmark Plus Partners,  L.L.C., Benchmark Plus Management,
L.L.C.,   Scott   Franzblau,   Robert   Ferguson  and   Matthew S.  Crouse  (the
"Participants").  Information  regarding  the  Participants  and their direct or indirect  interests is available in the Schedule 13D jointly  filed with the SEC on January 26, 2007, as subsequently  amended on February 27, 2007 and March 19,
2007 and the Proxy Statement.

Contact:
INNISFREE M&A INCORPORATED
Michael Brinn
212-750-8253